SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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[]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FORUM FUNDS
THREE CANAL PLAZA
PORTLAND, ME  04101

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LEBENTHAL LISANTI SMALL CAP GROWTH FUND
(formerly known as the Adams Harkness Small Cap Growth Fund)
Three Canal Plaza
Portland, Maine 04101

April 20 , 2015

Dear Shareholder:

The Board of Trustees (the “Board”) of Forum Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Lebenthal Lisanti Small Cap Growth Fund (formerly known as the Adams Harkness Small Cap Growth Fund), a series of the Trust (the “Fund”), to approve a new Investment Advisory Agreement for the Fund (the “New Agreement”) between the Trust and Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”).  The Special Meeting is scheduled to be held on June 1, 2015.

For the period February 27, 2004 (commencement of operations of the Fund) through March 2, 2015, AH Lisanti Capital Growth, LLC (“AH Lisanti”) served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and AH Lisanti (the “Original Agreement”).  On December 12, 2014, AH Lisanti advised the Trust’s Board that it expected to enter into an arrangement (“Transaction”) that would cause AH Lisanti to undergo a change of control and result in the automatic termination of the Original Agreement and a change in the name of the adviser from AH Lisanti to Lebenthal Lisanti. Pursuant to the Transaction, on March 2, 2015, Adams Harkness Asset Management, Inc., minority owner of AH Lisanti, sold the entirety of its 49% equity interest in AH Lisanti to Lebenthal Asset Management, LLC (“LAM”) and LAM, in turn, assigned a 1% interest in AH Lisanti to Ms. Alexandra Lebenthal. In addition, Ms. Mary Lisanti would assign 2% of her 51% equity interest in AH Lisanti to Ms. Lebenthal.

In anticipation of the change in control, and to provide for continuity of management, the Board terminated the Original Agreement, effective at the close of business on March 2, 2015, and appointed Lebenthal Lisanti as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and Lebenthal Lisanti (the “Interim Agreement”).  The Interim Agreement will remain in effect until the earlier of 150 days from March 2, 2015 and the date that the Fund’s shareholders approve a new investment advisory agreement.

At a meeting held on March 27, 2015, the Board unanimously approved, subject to approval by shareholders, the New Agreement between the Trust, on behalf of the Fund, and Lebenthal Lisanti. Lebenthal Lisanti is an SEC registered adviser owned by Ms. Mary Lisanti, Lebenthal Asset Management, LLC and Ms. Alexandra Lebenthal. Under the New Agreement, Ms. Lisanti, who has acted as the Fund’s portfolio manager, will continue to manage the Fund in the same manner and at the same advisory fee rates payable under the Original Agreement. The Board recommends that you vote “FOR” the approval of the New Agreement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE SPECIAL MEETING.  IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JUNE 1, 2015.  YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD.  IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US TOLL-FREE AT (800) 441-7031.

We appreciate your participation and prompt response and thank you for your continued support of the Fund.

Sincerely,

Jessica Chase
President, Forum Funds

LEBENTHAL LISANTI SMALL CAP GROWTH FUND
(formerly known as the Adams Harkness Small Cap Growth Fund)
Three Canal Plaza
Portland, Maine 04101
_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
APRIL 20 , 2015
_________________________

To the Shareholders of the Lebenthal Lisanti Small Cap Growth Fund (formerly known as the Adams Harkness Small Cap Growth Fund):

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Lebenthal Lisanti Small Cap Fund (the “Fund”), a series of Forum Funds (the “Trust”), will be held at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 on June 1, 2015 at 10:00 a.m. (Eastern time).  The purpose of the Special Meeting is:

1.	To approve a new Investment Advisory Agreement for the Fund between the Trust and Lebenthal Lisanti Capital Growth, LLC; and

2.	To transact such other business as may properly come before the Special Meeting.

The Trust’s Board of Trustees has fixed the close of business on April 6, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof.  Please carefully read the accompanying Proxy Statement.

By Order of the Board of Trustees,

Zachary Tackett
Vice President & Secretary, Forum Funds

Portland, Maine
April 20 , 2015

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE EITHER (1) ON THE ENCLOSED PROXY, BY DATING AND SIGNING, AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 1, 2015, or any adjournment thereof. This Notice and the Proxy Statement are available on the internet at www.proxyvote.com.  On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

Information to Help You Understand and Vote on the Proposals

Q:           Why am I receiving these materials?

A:
You are receiving these materials because on April 6, 2015, you owned shares of the Lebenthal Lisanti Small Cap Growth Fund (formerly known as the Adams Harkness Small Cap Growth Fund) (the “Fund”) and, as a result, have a right to vote on the proposals.

Q:           Why am I being asked to vote on the New Agreement?

A:           On March 2, 2015, AH Lisanti Capital Growth, LLC, the Fund’s investment adviser, entered into an arrangement (“Transaction”) that would have caused it to undergo a change of control and resulted in the automatic termination of the original Investment Advisory Agreement between Forum Funds (the “Trust”), on behalf of the Fund, and AH Lisanti Capital Growth, LLC (“Original Agreement”). By the terms of the Transaction, Adams Harkness Asset Management, Inc., minority owner of AH Lisanti, would sell the entirety of its 49% equity interest in AH Lisanti to Lebenthal Asset Management, LLC (“LAM”) and LAM, in turn, would assign a 1% interest in AH Lisanti to Ms. Alexandra Lebenthal. In addition, Ms. Mary Lisanti would assign 2% of her 51% equity interest in AH Lisanti to Ms. Lebenthal.

In anticipation of the Transaction , and to provide for continuity of management, the Board of Trustees of the Trust (the “Board”) terminated the Original Agreement and appointed Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”) as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and Lebenthal Lisanti (the “Interim Agreement”). The Interim Agreement will remain in effect for 150 days or until the Fund’s shareholders approve a new investment advisory agreement (“New Agreement”). Pursuant to applicable law, shareholders of the Fund  must approve the New Agreement for it to become effective. To ensure that Lebenthal Lisanti can continue to provide your Fund with the same investment management services, we are seeking your approval of the New Agreement.

Q:           What is the required vote?

A:
Pursuant to applicable law, shareholders of the Fund  must approve the New Agreement for it to become effective.  Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of either: (a) 67% or more of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

Q:           Will the Portfolio Manager change?

A:	No. Lebenthal Lisanti, the Fund’s investment adviser, has advised the Board that it does not expect there to be any change in the Fund’s portfolio manager in connection with the Transaction.

Q:           Will the advisory fee rate payable by the Fund increase under the New Agreement?

A:           No. The fee rate payable under the New Agreement will not increase from the Original Agreement or the
Interim Agreement. In addition, Lebenthal Lisanti has undertaken to continue the fee waiver currently in effect for the Fund until at least April 30, 2016.

Q:           How does the New Agreement differ from the Current Agreement?

A:           The New Agreement is substantively the same as the Original Agreement. The New Agreement, however, includes certain non-material updates to various provisions of the Original Agreement. The fee rate charged to the fund under the New Agreement will be the same as the fee rate charged under the Original Agreement, and no changes are being proposed to the level of advisory services provided to the Fund.

Q:           What will happen if the New Agreement is not approved?

A:	If shareholders do not approve the New Agreement within 150 days of March 2, 2015, the Board will take such actions as it deems in the best interests of the Fund’s shareholders.

Q:           Who will pay the expenses associated with the proxy?

A:           Lebenthal Lisanti will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy
Statement, including fees of proxy solicitation firms, accountants and attorneys, the fees and expenses incurred by the Fund in connection with the Transaction, and the meeting fees of the Board for meetings held in connection with the Transaction.

Q:           How does the Board recommend that I vote?

A:           After careful consideration, the Board recommends that you vote FOR the proposal.

Q:           How do I vote my shares?

A:           Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on your proxy card. If you will attend the Special Meeting and vote in person, please let us know by calling (800) 441-7031.

Q:           Who do I contact for additional information?

A:           If you have any questions about any of the proxy materials or need assistance voting your shares, please call (800) 441-7031.

TABLE OF CONTENTS	PAGE

INTRODUCTION	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 1
PROPOSAL	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 3
Background Information	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 3
The Interim Agreement	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 3
The New Agreement	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 4
Considerations of the Board of Trustees	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 5
INFORMATION ABOUT Lebenthal Lisanti Capital Growth, LLC	………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………7
OTHER MATTERS	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 8
ADDITIONAL INFORMATION	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 9
Other Fund Service Providers	……………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… 9
Reports to Shareholders	………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………9
ADVISORY AGREEMENT	………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… EXHIBIT A
PROXY CARD	………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………………… ENCLOSED

PROXY STATEMENT

LEBENTHAL LISANTI SMALL CAP GROWTH FUND
(formerly known as the Adams Harkness Small Cap Growth Fund)
Three Canal Plaza
Portland, Maine  04101
____________________

Special Meeting of Shareholders
June 1, 2015
___________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Forum Funds (the “Trust”), on behalf of the Lebenthal Lisanti Small Cap Growth Fund (formerly known as the Adams Harkness Small Cap Growth Fund) (the “Fund”), a series of the Trust, to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”) (the “Proposal”).  The Trust is a registered open-end investment company whose executive offices are located at Three Canal Plaza, Suite 600, Portland, Maine 04101.  Voting of Fund shares will occur at a special meeting of shareholders (the “Special Meeting”) of the Fund to be held at the offices of the Fund’s administrator, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”), Three Canal Plaza, Suite 600, Portland, Maine 04101, on June 1, 2015 at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The Notice of Special Meeting of Shareholders, this Proxy Statement and the proxy card are first being mailed to shareholders of the Fund on or about April 20 , 2015.

The Board has fixed the close of business on April 6, 2015 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.  As of the Record Date, there were 1,254,541.57 shares outstanding of the Fund.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  Shares may be voted in person or by proxy.  One-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting. All properly executed proxies received on or before June 1, 2015 will be counted at the Special Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.  Proxies received after that date will be counted only if the Special Meeting is adjourned.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast at the Special Meeting.  Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the Proposal is determined with reference to a percentage of voting power of shares present at the Special Meeting. Specifically, Section 15(a) of the 1940 Act requires that a majority of the outstanding voting securities of the Fund approve the Proposal. For this reason, abstentions and broker non-votes have the effect of being votes “Against” the Proposal.  In completing proxies, therefore, shareholders should be aware that checking the box labeled “Abstain” would result in the shares covered by the proxy being treated as if they were voted “Against” the Proposal.

If a choice is not specified on an executed proxy that is returned in time to be voted at the Special Meeting, the proxy will be voted “FOR” the Proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Special Meeting.  In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as “For” such an adjournment and any proxies required to be voted against the Proposal will be voted “Against” such adjournment.  Abstentions and broker non-votes will not be voted “For” or “Against” any adjournment and therefore will have the effect of voting “Against” an adjournment.  A shareholder vote may be taken on the Proposal prior to adjournment if sufficient shares are present to constitute a quorum and it is otherwise appropriate.

Approval of the Proposal by the Fund requires the affirmative vote of the lesser of either (a) 67% or more of the shares of the Fund present at the Special Meeting in person or represented by proxy if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund.

You may vote on the Proposal by utilizing one of the following options:

By Mail:	Complete the enclosed proxy card (“Proxy Card”) and return it in the postage paid envelope provided.
By Telephone:	Call the Toll-Free number on your Proxy Card.
By Internet:	Use the Internet address on your Proxy Card.
In Person:	Attend the Special Meeting in person at 10:00 a.m. (Eastern time) on
June 1, 2015, at the offices of Atlantic, Three Canal Plaza, Suite 600, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card by:

(1)	Indicating whether you vote “FOR”, “AGAINST”, or “ABSTAIN” from voting on the Proposal by checking the appropriate box on the Proxy Card;

(2)             Signing and dating the Proxy Card; and

(3)	Returning the Proxy Card in the enclosed postage-paid envelope.

To change your vote, you may send a written notice of revocation to Atlantic, at Three Canal Plaza, Suite 600, Portland, Maine, 04101, or by personally casting a vote at the Special Meeting.  The written notice of revocation must:

(1)	Identify you;

(2)	State that as a Fund shareholder, you revoke your prior vote; and

(3)	Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, employees of Lebenthal Lisanti or by an independent proxy solicitor employed by Lebenthal Lisanti.  Lebenthal Lisanti will bear all of the costs of the Special Meeting and the preparation, printing and mailing of this Proxy Statement, the solicitation of proxies and the tabulation of the Proxy Cards.  Estimated proxy solicitation costs are approximately $13,733.

PROPOSAL:	APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN FORUM FUNDS AND LEBENTHAL LISANTI CAPITAL GROWTH, LLC

Background Information

For the period from February 27, 2004 (commencement of operations of the Fund) through January 29, 2015, AH Lisanti Capital Growth, LLC (“AH Lisanti”) served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and AH Lisanti (the “Original Agreement”).  Since June 30, 2005, Ms. Mary Lisanti, the Fund’s portfolio manager, has been the majority owner of AH Lisanti, owning a 51% equity interest.  Adams Harkness Asset Management, Inc. (“AHAM”), another registered investment adviser, held a 49% equity interest in AH Lisanti. Prior to June 30, 2005, AHAM maintained an 80% equity interest in AH Lisanti, while Ms. Lisanti maintained a 20% equity interest.

The Original Agreement was first approved by the Fund’s initial shareholder contemporaneously with the inception of the Fund. By its own terms, the Original Agreement was to remain in effect for an initial two year term from the date of its effectiveness and thereafter for successive annual periods, provided that such continuance was specifically approved at least annually: (i) by the Board of Trustees of the Trust (the “Board”) or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust) (the “Independent Trustees”).  The Board’s most recent approval of the continuation of the Original Agreement occurred at a meeting held on September 12, 2014.

For the fiscal year ended December 31, 2014, the fee paid by the Fund to AH Lisanti under the Original Agreement was approximately $270,507, which was 1.00% of the average daily net assets of the Fund, of which $128,070 (47.34%) was waived by AH Lisanti.

On December 12, 2014, Ms. Lisanti advised the Board that AH Lisanti expected to enter into an arrangement that would cause AH Lisanti to undergo a change of control and result in the automatic termination of the Original Agreement (the “Transaction”). Pursuant to the Transaction, on March 2, 2015, AHAM transferred to Lebenthal Asset Management, LLC its entire 49% equity interest in AH Lisanti. In addition, Ms. Lisanti transferred 2% of her 51% equity interest in AH Lisanti to Ms. Alexandra Lebenthal. In addition, Lebenthal Asset Management, LLC, at the direction of its parent corporation Lebenthal Holdings, LLC, transferred 1% of its newly acquired 49% interest to Ms. Lebenthal. As a result of the Transaction, AH Lisanti was renamed Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”).

In anticipation of the change in control of AH Lisanti, and to provide for continuity of management, at a meeting held January 29, 2015, the Board approved the termination of the Original Agreement, effective as of immediately prior to the consummation of the Transaction, and the Board appointed Lebenthal Lisanti as the Fund’s investment adviser pursuant to an interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and Lebenthal Lisanti (the “Interim Agreement”). The Interim Agreement will remain in effect for 150 days from the date of its effectiveness or until the date that the Fund’s shareholders approve a new investment advisory agreement, whichever is earlier.

At a meeting of the Board held on March 27, 2015, the Board unanimously approved the new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Lebenthal Lisanti (the “New Agreement”), subject to approval by the Fund’s shareholders.  The terms of the New Agreement and services to be provided thereunder are materially the same as those provided under the Original Agreement. Furthermore, the advisory fee rate payable by the Fund under the New Agreement is 1.00% of the average daily net assets of the Fund, which is identical to the advisory fee rate payable by the Fund under the Original Agreement.

The Board recommends that you vote “FOR” the approval of the New Agreement.

The Interim Agreement

The Interim Agreement was approved by the Board, including the Independent Trustees, at a meeting held on January 29, 2015.  The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement.  The terms of the Interim Agreement are identical in all material respects to those of the Original Agreement, except for the effective date and duration of the Interim Agreement.  The Interim Agreement provides for a termination date no later than 150 days from the date of its effectiveness or upon approval of a new investment advisory agreement with Lebenthal Lisanti by the Fund’s shareholders, whichever is earlier.  The Interim Agreement may also be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Lebenthal Lisanti, or (ii) by Lebenthal Lisanti on 60 days’ written notice to the Trust.

Under a separate agreement between Lebenthal Lisanti and the Trust, Lebenthal Lisanti agreed to waive a portion of its investment advisory fee as necessary to ensure the total annual Fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.80%. Lebenthal Lisanti agreed to maintain the waiver for the Fund through at least April 30, 2016.  Thus, the Fund’s current expense cap will not change as a result of the Interim Agreement. Pursuant to the  Interim Agreement, Lebenthal Lisanti has agreed to be responsible for all costs of this solicitation, including the costs of preparing this proxy statement, meeting fees and expenses and fees of counsel to the Trust and the Independent Trustees.

The New Agreement

At a meeting on March 27, 2015, the Board, including the Independent Trustees, unanimously approved the New Agreement, subject to the approval of Fund shareholders. The terms of the New Agreement and services to be provided thereunder are materially the same as those provided under the Original Agreement. Under the New Agreement, the Trust will engage Lebenthal Lisanti, subject to the general supervision of the Board, and Lebenthal Lisanti will manage the investment and reinvestment of the assets of the Fund. The advisory fee rate payable by the Fund under the New Agreement is 1.00% of the average daily net assets of the Fund, which is identical to the advisory fee rate payable by the Fund under the Original Agreement. In addition, Lebenthal Lisanti has agreed to waive a portion of its investment advisory fee under the New Agreement as necessary to ensure that total annual Fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.80%.

The New Agreement requires Lebenthal Lisanti, among other things, to:

(1)	make decisions with respect to all purchases and sales of securities and other investment assets of the Fund;

(2)	furnish to the Board, which has overall responsibility for the business and affairs of the Trust and the Fund, periodic reports concerning the performance and operation of the Fund;

(3)
maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

(4)	provide the Fund’s custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund’s assets.

The New Agreement permits Lebenthal Lisanti to perform investment advisory services for entities other than the Trust and the Fund. The New Agreement also provides that Lebenthal Lisanti shall not be liable to the Trust or the Fund for mistakes of judgment or mistakes of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of  Lebenthal Lisanti’s duties or obligations under the New Agreement or by reason of Lebenthal Lisanti’s reckless disregard of its duties and obligations under the New Agreement. Neither the Trustees of the Trust nor the shareholders of the Fund are liable for any obligations of the Trust or the Fund under the New Agreement. Under the New Agreement, Lebenthal Lisanti agrees that, in asserting any rights or claims thereunder, it shall look only to the assets and property of the Fund in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

If the New Agreement with Lebenthal Lisanti is approved by the Fund’s shareholders, the New Agreement will be effective for an initial two-year period and thereafter will continue in effect for successive one year periods, provided that such continuance is approved at least annually by the Board or by a majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the New Agreement or interested persons of any such party (other than as trustees of the Trust). The New Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 60 days’ written notice to Lebenthal Lisanti or by Lebenthal Lisanti on 60 days’ written notice to the Trust. In addition, the New Agreement may be terminated without notice by the Board if the Board determines, in its reasonable discretion and having due regard to the protection of investors, finds that the services being rendered by Lebenthal Lisanti under the New Agreement fail in a material way to provide responsible management to the Fund as reasonably expected from an investment adviser, as defined in the Investment Advisers Act of 1940, as amended. The New Agreement also provides for automatic termination in the event of its assignment, as that term is defined under the 1940 Act. The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and Lebenthal Lisanti, and, if required by the 1940 Act, by vote of a majority of the outstanding voting securities of the Fund.

Any description of the New Agreement set forth herein is qualified in its entirety by the provisions of the form of Investment Advisory Agreement attached hereto as Exhibit A.  You are urged to review the New Agreement in its entirety.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 27, 2015 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to approve the New Agreement, as discussed in this Proxy Statement.

Considerations of the Board of Trustees

At a Board meeting held on March 27, 2015, the Board, including the Independent Trustees, considered the approval of the New Agreement.  In considering the New Agreement, the Board reviewed information furnished by Lebenthal Lisanti with respect to the investment advisory services to be provided to the Fund. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from representatives of Lebenthal Lisanti, and was assisted by the advice of Independent Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services expected to be provided to the Fund by Lebenthal Lisanti, including information on the investment performance of the Fund; (2) the anticipated costs of the services to be provided and projected profitability of Lebenthal Lisanti and its affiliates from the relationship with the Fund, including the voluntary expense limitation arrangements for the Fund; (3) the advisory fee to be paid to Lebenthal Lisanti and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits expected to be received by Lebenthal Lisanti and its affiliates from their relationship with the Fund. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the New Agreement:

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representatives of Lebenthal Lisanti, a discussion with Lebenthal Lisanti representatives about the personnel, operations and financial condition of Lebenthal Lisanti, and a discussion with the Trust CCO about the compliance function of Lebenthal Lisanti, the Board considered the quality of services expected to be provided by Lebenthal Lisanti under the New Agreement (alternatively, the “Advisory Agreement”). In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at Lebenthal Lisanti who would have principal responsibility for the Fund, as well as the investment philosophy and decision-making process of such professionals and the capability and integrity of Lebenthal Lisanti’s senior management and staff.

The Board considered also the adequacy of Lebenthal Lisanti’s resources. The Board noted Lebenthal Lisanti’s representation that there were many advantages that resulted from Lebenthal Asset Management’s association with the Fund’s adviser, including from the consolidation and scaling of certain back office and compliance functions and from being linked to an established name in the financial services industry. The Board also noted Lebenthal Lisanti’s representation that the firm is financially stable and currently profitable. Based on the presentation and the materials provided by Lebenthal Lisanti in connection with the Board’s consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by Lebenthal Lisanti regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark and a peer group. At the meeting, the Board observed that the Fund underperformed the Russell 2000 Growth Index, the Fund’s primary benchmark, for the one-year period ended December 31, 2014, but outperformed the benchmark for the three- and five-year periods ended December 31, 2014. The Board also considered the Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that the Fund underperformed the median of its Lipper peer group for the one-year period ended December 31, 2014, but outperformed the median of its peers for the three-year and five-year periods ended December 31, 2014. The Board noted Lebenthal Lisanti’s representation that performance was down for small capitalization growth companies generally through the first six months of 2014 due, in part, to the Federal Reserve’s tapering efforts and inflation in the food and petroleum markets, among other reasons. Based on the foregoing, the Board determined that the Fund’s performance was reasonable and that the Fund and its shareholders could expect to benefit from Lebenthal Lisanti’s management under the New Agreement.

Compensation

The Board evaluated the compensation to be paid to Lebenthal Lisanti for providing advisory services to the Fund and analyzed comparative information on “actual” advisory fee rates and actual total expenses of the relevant Lipper peer group of the Fund. The Board noted that Lebenthal Lisanti’s actual advisory fee rate for the Fund was less than the median of its Lipper peer group, but that the actual total expense ratio was higher than the median of its Lipper peer group. The Board also noted Lebenthal Lisanti’s representation that Lebenthal Lisanti intends to continue the expense cap with respect to the Fund. Based on the foregoing, the Board concluded that the proposed advisory fee rate charged to the Fund by Lebenthal Lisanti was reasonable.

Cost of Services and Profitability

The Board considered information provided by Lebenthal Lisanti regarding its costs of services and projected profitability with respect to the Fund. In this regard, the Board considered Lebenthal Lisanti’s resources devoted to the Fund, as well as Lebenthal Lisanti’s discussion of the aggregate costs and projected profitability of its Fund activities. The Board noted Lebenthal Lisanti’s representation that, as a result of the waiver of advisory fees, it would forego a portion  of its management fee such that the actual advisory fee Lebenthal Lisanti would receive for managing the Fund would be consistent with, or significantly below, the actual advisory fee paid by its other clients. Based on these and other applicable considerations, the Board concluded that the projected profits attributable to Lebenthal Lisanti’s management of the Fund were reasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board noted the small size of the Fund and Lebenthal Lisanti’s representation that the Fund was not operating at economies of scale and it was not feasible at the time to discuss breakpoints. The Board further noted Lebenthal Lisanti’s representation that it was not an industry standard to provide for such breakpoints on small capitalization growth funds because of the costly, research-intensive nature of operating such funds. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted Lebenthal Lisanti’s representation that it would be receiving a benefit arising from the use of soft dollars in connection with Fund trades, which will be used for the acquisition of research that may benefit not only the Fund, but potentially other clients of Lebenthal Lisanti. The Board concluded that the other benefits received were not a material factor in approving each Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Advisory Agreement, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

If shareholders do not approve the New Agreement within 150 days of the effective date of the Interim Agreement, the Board will take such actions as it deems in the best interests of the Fund’s shareholders.

The Board, including the Independent Trustees, recommends that the shareholders of the Fund vote “FOR” the Proposal.

INFORMATION ABOUT LEBENTHAL LISANTI CAPITAL GROWTH, LLC

Lebenthal Lisanti is a limited liability company organized under the laws of the Delaware.  The principal executive offices of Lebenthal Lisanti are located at 230 Park Avenue, 32nd Floor, New York, NY 10169.  Lebenthal Lisanti is a registered investment adviser with the Securities and Exchange Commission.

Set forth below is information about each director, member, and officer of Lebenthal Lisanti, each of whom may be contacted at Lebenthal Lisanti’s principal business address: 230 Park Avenue, 32nd Floor, New York, New York 10169

Name	Position with Adviser
Mary Lisanti	President, Managing Member and Chief Investment Officer
Alexandra Lebenthal	Managing Member and Chief Marketing Officer
Myles Blechner	Chief Compliance Officer
Kit Yee Martin	Chief Administrative Officer
Jeffery Bernstein	Senior Vice President
Mihaela Zaharuic	Vice President

No officer or director of the Trust is an officer, employee, director, partner, or shareholder of Lebenthal Lisanti, nor do they have any material interest in Lebenthal Lisanti or its parents or affiliates.

Section 15(f) of the 1940 Act. The Transaction involves a sale of an interest in AH Lisanti.  Lebenthal Lisanti has represented to the Board that the Transaction comes within the safe harbor provided by section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).  The Board has not been advised by Lebenthal Lisanti of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund.

Second, during the three-year period after the Transaction closes, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  For the three years following the Transaction, it is expected that at least 75% of the members of the Board will be Independent Trustees.

OTHER MATTERS

No other matters are expected to be presented at the Special Meeting other than the Proposal.  If any other matter properly comes before the Special Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

It is anticipated that, following the Special Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Vice President of the Trust, Zachary Tackett, c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 so as to be received a reasonable time before the proxy solicitation for the Special Meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and Delaware law.

As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Fund.  As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of a class of the Fund:

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
CHARLES SCHWAB & CO., INC. MUTUAL FUND SPECIAL CUSTODY ACCOUNT 101 Montgomery St. San Francisco, CA 94104	485,518.985	38.70%
NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Fl. 5 Jersey City, NJ 07310-2010	241,284.705	19.23%

______________________
* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

ADDITIONAL INFORMATION

Other Fund Service Providers

Atlantic provides administration, fund accounting, and transfer agency services to the Fund and the Trust. Pursuant to a Services Agreement with the Trust, Atlantic also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer as well as with certain other compliance services. Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s principal underwriter. Foreside is not affiliated with Atlantic, AH Lisanti or Lebenthal Lisanti.

Reports to Shareholders

The Fund will furnish to shareholders without charge, on request, copies of its annual and semi-annual reports to shareholders for the periods ended December 31, 2014 and June 30, 2015 (once available), respectively.  To request a copy of such reports, please write to the Fund at Lebenthal Lisanti Small Cap Growth Fund, P.O. Box 588, Portland, Maine 04112, or call the Fund toll-free at (8 00 ) 441-7031.  The annual and semi-annual reports are also available, without charge, on the Fund’s website at http://www.Lebenthal-Lisantismallcap.com.

By Order of the Board of Trustees,

Zachary Tackett
Vice President & Secretary, Forum Funds

April 20 , 2015

Lebenthal Lisanti Small Cap Growth Fund-Proxy Card c/o Atlantic Fund Services Three Canal Plaza, Suite 600 Portland, Maine 04101	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com.
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Forum Funds (the “Trust”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.	For Against Abstain
(Yes, I approve) (No, I do not approve)
To approve a new Investment Advisory Agreement between the Trust and Lebenthal Lisanti Capital Growth, LLC, as described in the Proxy Statement.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) on the mailing label. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES PROXY FOR 2015 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Zachary Tackett, Teidah Reguera and Kevin MacDowell, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2015 Special Meeting of Shareholders to be held at offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 on June 1, 2015 at 10:00 a.m. (Eastern time) and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.